[SHIP LOGO] The Vanguard Group(R)

VANGUARD(R) FUNDS

PROSPECTUS SUPPLEMENT

IMPORTANT INFORMATION ABOUT THE ACCOUNT SERVICE FEE

In the Other Rules You Should Know section of Investing With Vanguard, the following change is made to the categories of accounts that are not subject to the Account Service Fee:

The third bullet point is deleted in its entirety and is replaced with the following bullet point:

..    Accounts registered to Voyager(TM),  Voyager  Select(TM),  and Flagship(TM)
     clients. Membership is based on total household assets held at Vanguard, with a minimum of $100,000 to qualify for Vanguard Voyager Services(R), $500,000 for Vanguard Voyager Select Services(TM), and $1 million for
     Vanguard  Flagship   Services(TM).   Vanguard   determines   membership  by
     aggregating assets of all eligible accounts held by the investor and immediate family members who reside at the same address. Aggregate assets include investments in Vanguard mutual funds, Vanguard ETFs(TM), annuities through Vanguard, the Vanguard 529 Plan, certain small-business accounts,
     and  employer-sponsored   retirement  plans  for  which  Vanguard  provides
     recordkeeping services.




















(C)2007 The Vanguard Group, Inc. All rights reserved.          PSASF2     082007
Vanguard Marketing Corporation, Distributor.